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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): January 27, 2005

                   OPTION ONE MORTGAGE ACCEPTANCE CORPORATION

            (AS DEPOSITOR UNDER THE POOLING AND SERVICING AGREEMENT,
           DATED AS OF JANUARY 1, 2005, PROVIDING FOR THE ISSUANCE OF
             ASSET BACKED PASS-THROUGH CERTIFICATES, SERIES 2005-1)


                   Option One Mortgage Acceptance Corporation
                   ------------------------------------------
             (Exact name of registrant as specified in its charter)



           Delaware                    333-104020          33-0727357
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(State or Other Jurisdiction       (Commission File       (I.R.S. Employer
of Incorporation)                     Number)            Identification Number)


3 Ada
Irvine, California                                      92618
---------------------------------                  ---------------
(Address of Principal Executive                      (Zip Code)
Offices)

Registrant's telephone number, including area code:  (949) 790-8100
                                                     --------------



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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General (Instructions A.2. below): [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 2 - COMPLETION OF FINANCIAL INFORMATION

Item 2.01         Acquisition or Disposition of Assets

         On January 13, 2005, a single series of certificates, entitled Option One Mortgage Loan Trust, Asset-Backed Certificates, Series 2005-1 (the "Certificates"), were issued pursuant to a pooling and servicing agreement, dated as of January 1, 2005 (the "Agreement"), among Option One Mortgage Acceptance Corporation as depositor (the "Depositor"), Option One Mortgage Corporation ("Option One") as master servicer (in such capacity, the "Master Servicer") and Wells Fargo Bank, N.A. as trustee (the "Trustee").

         On January 13, 2004, following the closing of the initial issuance of the Certificates, the Trustee purchased from the Depositor certain Subsequent Mortgage Loans, as defined in the Agreement with an aggregate principal balance equal to approximately $203,117,366 with funds on deposit in the Group I Pre-Funding Account (the "Group I Pre-Funding Account") and the Group II Pre-Funding Account (the "Group II Pre-Funding Account," together with the Group I Pre-Funding Account, the "Pre-Funding Accounts") both established pursuant to the Agreement at a purchase price equal to the principal balance thereof, which Subsequent Mortgage Loans were conveyed to the Trustee pursuant to the Subsequent Transfer Instrument, dated January 27, 2005, between the Depositor and the Trustee (the "Instrument"). Attached to the Instrument are additional terms of the sale of the Mortgage Loans that are the subject of such Instrument.

SECTION 8 - OTHER EVENTS

Item 8.01         Other Events

Description of the Mortgage Pool

         The Certificates, issued pursuant to the Agreement, evidence in the aggregate the entire beneficial ownership interest in a trust fund (the "Trust Fund"), consisting primarily of a segregated pool (the "Mortgage Pool") of conventional, one- to four- family, first and second lien adjustable-rate and fixed-rate mortgage loans having original terms to maturity of not greater than 30 years (the "Mortgage Loans"). As of the end of the Funding Period, the Trust Fund primarily consisted of the Mortgage Pool, which consisted of Group I Mortgage Loans having an aggregate principal balance of approximately $288,134,157 and of Group II Mortgage Loans having an aggregate principal balance of approximately $911,805,651.

         As more fully described above, on January 27, 2005, the Depositor purchased the Subsequent Mortgage Loans with the funds on deposit in the Pre-Funding Accounts.

                                       2
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SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

Item 9.  Financial Statements and Exhibits

                  (a) Not applicable

                  (b) Not applicable

                  (c) Exhibits

Exhibit No.   Item 601(a) of Regulation SK                 Description
-----------   Exhibit No.                                  -----------
              ----------------------------

1                       4.2                      Subsequent Transfer Instrument,
                                                 dated as of January 27, 2005,
                                                 between Option One Mortgage
                                                 Acceptance Corporation as
                                                 seller and Wells Fargo Bank,
                                                 N.A., as trustee.


2                       99.1                     Characteristics of the Mortgage
                                                 Pool relating to Option One
                                                 Mortgage Loan Trust 2005-1,
                                                 Asset Backed Certificates,
                                                 Series 2005-1.


                                       3
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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf the undersigned thereunto duly authorized.

Dated: January 27, 2005

                                    OPTION ONE MORTGAGE ACCEPTANCE CORPORATION


                                    By:   /s/ David S. Wells
                                       --------------------------------------
                                    Name:     David S. Wells
                                    Title:    Assistant Secretary



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                                Index to Exhibits

                                                                 Sequentially
       Exhibit No.            Description                        Numbered Page
       -----------            ------------                       ------------
          4.2                 Subsequent Transfer Instrument,
                              dated as January 27, 2005,
                              between Option One Mortgage
                              Acceptance Corporation as
                              seller and Wells Fargo Bank,
                              N.A., as trustee.


         99.1                 Characteristics of the Mortgage
                              Pool relating to Option One
                              Mortgage Acceptance
                              Corporation, Asset-Backed
                              Certificates, Series 2005-1.